SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) MAY 12, 1997

                             BRAZOS SPORTSWEAR, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 0-18054                          91-1770931
        (Commission File Number)       (IRS Employer Identification No.)

                  3860 VIRGINIA AVENUE, CINCINNATI, OHIO 45227
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (513) 272-3600

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                  1 of 4 Pages

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a)    Financial statements of business acquired.

The required audited financial statements of BSI for the three most recent fiscal years, together with the report of the auditors are attached hereto as
Exhibit 99.1 and are incorporated herein by reference.

b)    Pro forma financial information.

Description of the transactions

MERGER OF SUN SPORTSWEAR, INC. AND BSI HOLDINGS, INC.

On March 14, 1997, BSI Holdings, Inc. (BSI) consummated a merger with Sun Sportswear, Inc. (Sun) (hereinafter referred to as the "Merger") whereby the stockholders of BSI acquired an 86% ownership interest in Sun. The Merger will be accounted for as a reverse acquisition with Sun being the surviving legal entity and BSI being the acquiror for accounting purposes. Concurrent with the Merger, Sun was reincorporated in the State of Delaware under the name Brazos Sportswear, Inc.

Sun shareholders prior to the Merger, other than Seafirst Bank (Seafirst), who elected not to retain their shares received $11 per share for 50% of such shares and the remaining shares were converted into Brazos common stock. Seafirst, Sun's majority shareholder prior to the Merger, received $11 per share for 59.5% of its Sun shares in a combination of cash and a note, with its remaining shares being converted into Brazos common stock.

ACQUISITION OF PLYMOUTH MILLS, INC.

Effective August 2, 1996, BSI acquired certain assets and assumed certain liabilities of Plymouth Mills, Inc. (Plymouth) for approximately $34 million. This transaction has been accounted for as a purchase with approximately $19 million of the excess of the acquisition cost over the fair value of net assets acquired being assigned to goodwill. Goodwill is being amortized over 40 years on a straight-line basis.

Pro forma financial statements and periods presented

An unaudited pro forma condensed combined balance sheet as of December 28, 1996 has been prepared giving effect to the Merger as if it had occurred on such date. An unaudited pro forma condensed combined statement of operations for the year ended December 28, 1996 has been prepared giving effect to the Merger and the acquisition of Plymouth as if both had occurred on December 31, 1995. The unaudited pro forma condensed combined balance sheet as of December 28, 1996 and the unaudited pro forma condensed combined statement of operations for the year ended December 28, 1996 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

                                  2 of 4 Pages

        c.     EXHIBITS

                      The following exhibits are filed herewith:

     EXHIBIT
   DESIGNATION                               NATURE OF EXHIBIT
------------------      --------------------------------------------------------

      99.1 Audited Financial Statements of BSI Holdings, Inc. for the three most recent fiscal years as follows -

            -     Report of independent public accountants

            - Consolidated balance sheets as of December 28, 1996 and December 30, 1995

            - Consolidated statements of operations for the years ended December 28, 1996, December 30, 1995 and December 31, 1994

            - Consolidated statements of changes in shareholders' equity for the years ended December 28, 1996, December 30, 1995 and December 31, 1994

            - Consolidated statements of cash flows for the years ended December 28, 1996, December 30, 1995 and December 31, 1994

            -     Notes to consolidated financial statements

      99.2 Unaudited pro forma financial statements of Brazos Sportswear, Inc. as follows-

            - Pro forma condensed consolidated balance sheet as of December 28, 1996

            - Pro forma condensed consolidated statement of operations for the year ended December 28, 1996

                                  3 of 4 Pages

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BRAZOS SPORTSWEAR, INC.

                                 By: /s/F. CLAYTON CHAMBERS
                                     F. Clayton Chambers
                                     VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date:  May 12, 1997

                                  4 of 4 Pages